                                                                 EXHIBIT 10.15.1


                                                           Service Package: 2272

                              GAS STORAGE CONTRACT
                        (For Use Under Rate Schedule FS)

This Contract is made as of the 1st day of December, 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and ESSEX COUNTY GAS COMPANY, a MASSACHUSETTS Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."

                         ARTICLE I - SCOPE OF AGREEMENT

Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 5,476 dekatherms (Dth) and Maximum Storage Quantity (MSQ) of 821,460 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 10,466 Dth; provided however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 9,425 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 5,207 Dth. For demand charge purposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

                           ARTICLE II - SERVICE POINT

The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Agreement shall be at the storage service point at Transporter's Compressor Station 313.

                               ARTICLE III - PRICE

1. Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Tariff as filed with the Federal Energy Regulatory Commission.


2. Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

3. Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
      (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

        ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                          ARTICLE V - TERM OF AGREEMENT

This Agreement shall be effective as of the December 1, 1994 and shall remain in force and effect until November 1, 2000, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty
(30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of Article VI of the General Terms and Conditions of Transporters Tariff.

                              ARTICLE VI - NOTICES

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

                            TRANSPORTER: TENNESSEE GAS PIPELINE COMPANY
                                         P.0. Box 2511
                                         Houston, Texas 77252-2511

                                         Attention: Transportation Services

                            SHIPPER:

                            NOTICES:     ESSEX COUNTY GAS COMPANY
                                         7 North Hunt Road
                                         P.O. Box 500
                                         Amesbury, MA 01913

                                         Attention: John J. Cameron

                            BILLING:     ESSEX COUNTY GAS COMPANY
                                         7 North Hunt Road
                                         P.O. Box 500
                                         Amesbury, MA 01913

                                         Attention: John J. Cameron

or to such other address as either Party shall designate by formal written notice to the other.

                            ARTICLE VII - ASSIGNMENT

Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Otherwise no assignment of the Agreement or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.

It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.

                          ARTICLE VIII - MISCELLANEOUS

8.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

8.3 Unless otherwise expressly provided in this Agreement or Transporter's Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the TENN-SPEED 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

8.4 Transporter and Shipper agree that this Agreement, as of the date hereof, shall supersede and cancel the Gas Storage Contract Number 2272, dated September 1, 1993 between the Parties hereto.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.


TENNESSEE GAS PIPELINE COMPANY


BY /s/ Randall G. Schorre
   -------------------------------
       RANDALL G. SCHORRE
   Agent and Attorney-in-Fact

DATE  1/6/95
     -----------------------------


ESSEX COUNTY GAS COMPANY


BY /s/ Allen R. Neale
   -------------------------------
TITLE Vice-President
      ----------------------------
DATE 11/29/94
     -----------------------------

                          GAS STORAGE SERVICE AGREEMENT

                                   EXHIBIT "A"
                      TO FIRM GAS STORAGE SERVICE AGREEMENT
                             DATED DECEMBER 1, 1994
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                            ESSEX COUNTY GAS COMPANY

SERVICE PACKAGE MSQ: 821,460 Dth
MAXIMUM DAILY INJECTION QUANTITY: 5,476 Dth

MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):

 STORAGE BALANCE     STORAGE BALANCE     MAXIMUM DAILY WITHDRAWAL
    FROM DTH             TO DTH                QUANTITY DTH

     246,439             821,460             10,466 Ratchet 0
     164,293             246,438              9,425 Ratchet 1
           0             164,292              5,207 Ratchet 2

SERVICE POINT: Compressor Station 313
INJECTION METER: 060018 TGP-NORTHERN STORAGE INJECTION
WITHDRAWAL METER: 070018 TGP-NORTHERN STORAGE WITHDRAWAL

                                                                            STORAGE        STORAGE       MDIQ
METER       METER NAME                   COUNTY   ST   ZONE   I/W   LEG   BALANCE FROM    BALANCE TO     MDWQ
060018  TGP-NORTHERN STORAGE INJECTION   POTTER   PA    04     I    300                                  5,476

070018  TGP-NORTHERN STORAGE WITHDRAWAL  POTTER   PA    04     W    300     246,439         821,460      10,466 Ratchet 0
                                                                            164,293         246,438       9,425 Ratchet 1
                                                                                  0         164,292       5,207 Ratchet 2